UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2007

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22250	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Three D Systems Circle
Rock Hill, SC		29730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (803) 326-3900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On March 19, 2007, 3D Systems Corporation (the “Company”) issued a press release announcing a delay in filing its Annual Report on Form 10-K for the year ended December 31, 2006 and discussing preliminary operating results for its fourth quarter ended December 31, 2006.

On March 20, 2007, the Company held a conference call and webcast to discuss the delay in filing its Form 10-K and its preliminary operating results for the  fourth quarter ended December 31, 2006.

A copy of the press release is attached hereto as Exhibit 99.1, and a copy of the slides for the webcast is attached hereto as Exhibit 99.2. Such Exhibits are incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d) Exhibits.

99.1                                                   Press release issued March 19, 2007.

99.2                                                   Webcast slides dated March 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: March 20, 2007

	By:	/s/ Robert M. Grace, Jr.
(Signature)
	Name:	Robert M. Grace, Jr.
	Title:	Vice President, General Counsel and Corporate Secretary

SECURITIES AND EXCHANGE COMMISSION

Washington, DC

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Event Reported:	Commission File No:
March 19, 2007	0-22250

3D SYSTEMS CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued March 19, 2007.

99.2	Webcast slides dated March 20, 2007.